COUNTRY INVESTORS LIFE ASSURANCE COMPANY
COUNTRY Investors Variable Life Account
Supplement Dated October 28, 2010
to the Prospectus For
Individual Flexible Premium Variable Life Insurance Policy
Dated May 1, 2010

This supplement updates certain information contained in your Prospectus.
  Please read it carefully and retain it for future reference.

Effective December 1, 2010, COUNTRY Investors Life Assurance Company will no longer accept applications for the purchase of the individual flexible premium variable life insurance policy (the "Policy"). Although the Policy will no longer be available to new purchasers, all rights and benefits under the Policy will continue to be available to Policyowners.

If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.